UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2011
Date of Report (Date of earliest event reported)

Energy King INC.
(Exact name of registrant as specified in its charter)

Nevada	0-27454	20-3161375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26061 Acero, Suite 118 Mission Viejo, California	92691
(Address of principal executive offices)	(Zip Code)

(888) 503-1759
Registrant’s telephone number, including area code

1929 Main St., Suite 106,, Irvine, CA 92614
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective July 14, 2011, the Board of Directors of Energy King, Inc., a Nevada corporation (the “Company”) authorized the execution of a stock purchase agreement (the “Stock Purchase Agreement”) with venue Media LLC, a California limited liability corporation (“VM”), and the member of VM (the “VM Members”). VM is a limited liability corporation organized in the State of California for the sole purpose of owning and operating a mobile media marketing companies.

In accordance with the terms and provisions of the Stock Purchase Agreement, the Company: (i) acquired 100% of the issued and outstanding units in VM from the VM Members; (ii) issued to one entity an aggregate amount of shares of Convertible Preferred Stock, which each share of Series A Convertible Preferred Stock is convertible into 51% common stock of the Company.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES

Stock Purchase Agreement

In accordance with the terms and provisions of the Stock Purchase Agreement, the Company issued to VM Members issued to one entity an aggregate of shares of its Series A Convertible Preferred Stock.

The shares under the terms of the Stock Purchase Agreement were issued to approximately one VM Members in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The per share price of the shares was arbitrarily determined by our Board of Directors based upon analysis of certain factors including, but not limited to, stage of development , industry status, investment climate, perceived investment risks, the Company’s assets and net estimated worth. The VM Member acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 14, 2011, Mr. Michael Cummings, was appointed to the position of CEO/President and Chairman/Secretary of the Board of Directors.

On July 14, 2011, Mr. Larry Weinstein, resigned from his position as Executive Vice President of the company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Not Applicable

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

1.01 Stock Purchase Agreement dated July 14, 2011 among Energy King Inc., and Venue Media LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY KING INC.

DATE: July 19, 2011	By:	/s/ Michael Cummings
Name: Michael Cummings
Title: President/Chief Executive Officer

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